EXHIBIT 1
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                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
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Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Dated: February 16, 2010


                      CITIGROUP CAPITAL PARTNERS II 2006
                      CITIGROUP INVESTMENT, L.P.
                      By: Citigroup Private Equity LP,
                      its general partner


                      By: /s/ Jason Ment
                         --------------------------------------------
                         Name:   Jason Ment
                         Title:  Secretary




                      CITIGROUP CAPITAL PARTNERS II EMPLOYEE MASTER FUND, L.P.
                      By: Citigroup Private Equity LP,
                      its general partner


                      By: /s/ Jason Ment
                         --------------------------------------------
                         Name:   Jason Ment
                         Title:  Secretary



                      CITIGROUP CAPITAL PARTNERS II ONSHORE, L.P.
                      By: Citigroup Private Equity LP,
                      its general partner


                      By: /s/ Jason Ment
                         --------------------------------------------
                         Name:   Jason Ment
                         Title:  Secretary



                      CITIGROUP CAPITAL PARTNERS II CAYMAN HOLDINGS, L.P.
                      By: Citigroup Private Equity LP,
                      its general partner


                      By: /s/ Jason Ment
                         --------------------------------------------
                         Name:   Jason Ment
                         Title:  Secretary



                      CITIGROUP PRIVATE EQUITY LP


                      By: /s/ Jason Ment
                         --------------------------------------------
                         Name:   Jason Ment
                         Title:  Assistant Secretary



                      CITIGROUP ALTERNATIVE INVESTMENTS LLC


                      By: /s/ Jason Ment
                         --------------------------------------------
                         Name:   Jason Ment
                         Title:  Assistant Secretary



                      CITIGROUP INVESTMENTS INC.


                      By: /s/ Jason Ment
                         --------------------------------------------
                         Name:   Jason Ment
                         Title:  Assistant Secretary



                      CITIGROUP INC


                      By: /s/ Ali L. Karshan
                         --------------------------------------------
                         Name:   Ali L. Karshan
                         Title:  Assistant Secretary